                    TABLE OF CONTENTS

Letter to Shareholders...........................   1
Performance Results..............................   4
Portfolio of Investments.........................   5
Statement of Assets and Liabilities..............   8
Statement of Operations..........................   9
Statement of Changes in Net Assets...............  10
Financial Highlights.............................  11
Notes to Financial Statements....................  12
Report of Independent Accountants................  15
Dividend Reinvestment Plan.......................  16

VTJ ANR 12/96

                             LETTER TO SHAREHOLDERS

December 10, 1996

Dear Shareholder,
    The first ten months of 1996 have
been a mixed experience for most
municipal bond fund investors. The
continuation of the 1995 rally at the
beginning of this year was thwarted
early on as the economy gained                          [PHOTO]
momentum, causing the bond market to
sell off. But by the second half of the
year, the pattern reversed. Growth
slowed and bonds recovered much of        DENNIS J. MCDONNELL AND DON G. POWELL
their earlier losses.
    This kind of volatility is not
unusual, but it is difficult to predict and serves as a reminder to investors to maintain their long-term outlook. Bailing out during price declines and re-entering after market rebounds is often a losing strategy. We believe it is time in the market, not timing the market, that potentially maximizes long-term investment gains.
    Additionally, we believe our recent acquisition by Morgan Stanley Group Inc. will further help investors achieve their long-term goals. Morgan Stanley's strong global presence and commitment to superior investment performance complement our broad range of investment products, money management capabilities, and high level of service that we currently offer.

ECONOMIC OVERVIEW

    The economy has grown at a moderate pace this year, despite the second quarter's 4.7 percent surge. By the third quarter, growth slowed to 2.0 percent, near the level that prevailed early in the year. This moderation of economic activity, coupled with continued low inflation, eased fears of an interest rate hike by the Federal Reserve Board--fears that had dominated the market in early summer and pushed long-term bond yields above 7.0 percent.
    Once the market realized that the economy's pace had slowed, bond prices rose from their 1996 lows and yields fell as they moved in the opposite direction of bond prices. By the end of October, the 30-year Treasury bond yield was near 6.5 percent.
    During this recovery, municipal bonds rebounded even more than Treasuries, due to a steady demand that outpaced supply. New Jersey bonds were especially scarce, which tended to keep their prices high. It is expected that on a nationwide basis there will be little or no increase in the total number of municipal bonds outstanding this year. The volume of new issues is expected to almost equal the volume of bonds that were redeemed or called.

                                                           Continued on page two

                                  [PIE CHART]


PORTFOLIO COMPOSITION BY CREDIT QUALITY
   AS OF OCTOBER 31, 1996

AAA...............     67.2%
AA................     18.2%
A.................      9.4%
BBB...............      2.7%
Non-Rated.........      2.5%

Based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

PERFORMANCE SUMMARY

    Many closed-end municipal bond funds, such as this one, are currently offering higher after-tax yields than taxable income alternatives. The Trust generated a tax-exempt distribution of 6.17 percent(3), based on the closing stock price of $15.375 per common share as of October 31, 1996. For New Jersey residents in the combined federal and state income tax bracket of 40.1 percent, this distribution is equivalent to a yield of 10.30 percent(4) on a taxable investment.
    The Trust's one-year total return was 10.91 percent(1), including reinvestment of all dividends, reflecting a 4.2 percent increase in market price for the period ended October 31, 1996.

TOP FIVE PORTFOLIO HOLDINGS BY INDUSTRY AS OF OCTOBER 31, 1996

    General Purpose.............................................. 27.5%
    Health Care.................................................. 14.4%
    Water & Sewer................................................ 13.4%
    Waste Disposal............................................... 11.4%
    Transportation............................................... 11.3%

ECONOMIC OUTLOOK

    We believe Fed policy will remain unchanged through the end of the year. We look for the long Treasury bond to trade within a range of 6.25 and 6.75 percent and the 5-year Treasury to trade between 5.75 percent and 6.25 percent for the remainder of 1996. After that, interest rates could rise moderately if the economy rebounds to a 3.0 percent annual growth rate and inflation edges higher. Based upon this view of moderate growth and slightly higher inflation, we believe the outlook for fixed-income markets remains positive.
    Relatively stable interest rates early next year would be favorable for the leveraged structure of our closed-end funds, which involves borrowing short-term funds to purchase long-term municipal securities. Depending on the difference between long-term and short-term market rates, this structure provides opportunities for additional earnings over time.

                                                         Continued on page three

The leveraged capital structure of the Trust continues to provide common shareholders with above-market levels of dividend income. It should be noted, however, that the rise in short-term rates would have an unfavorable effect on common share performance.
    The bond market should find continued support from the results of the recent national elections. With a Democratic president and a Republican Congress, there should be checks on potential spending increases and tax cuts so the budget deficit does not balloon out of control. This split government should also help minimize chances of major tax reform, which would likely affect investment markets, including municipal bonds.
    The stock market is another factor that could influence the performance of the bond market in the coming year. If stocks suffer a protracted setback, the demand for bonds, including municipals, could increase.
    We will closely monitor any new developments in Washington and in the financial markets in order to evaluate their potential impact on the Trust. We believe that in the coming year, the municipal market will continue to be an attractive investment choice for investors seeking high current income. Thank you for your continued confidence in your investment with Van Kampen American Capital and for the privilege of working with you to help you achieve your financial goals.

Sincerely,

  [SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.


  [SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1996

             VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE
                             NEW JERSEY MUNICIPALS
                           (NYSE TICKER SYMBOL--VTJ)


 COMMON SHARE TOTAL RETURNS
One-year total return based on market price(1).............    10.91%
One-year total return based on NAV(2)......................     6.09%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3).................................................     6.17%
Taxable-equivalent distribution rate as a % of closing
common stock price(4)......................................    10.30%

 SHARE VALUATIONS

Net asset value............................................   $ 16.95
Closing common stock price.................................   $15.375
One-year high common stock price (01/31/96)................   $16.000
One-year low common stock price (04/19/96).................   $14.500
Preferred share rate(5)....................................    3.459%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 40.1% combined federal and state income tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5)See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon    Maturity   Market Value
--------------------------------------------------------------------------------------------
          MUNICIPAL BONDS
          NEW JERSEY  90.0%
$ 2,500   Aberdeen Twp, NJ Muni Util Auth Swr Rev Cap Impt
          Ser B (FGIC Insd)...............................  6.500%    02/01/22  $ 2,704,200
  2,000   Bergen Cnty, NJ Util Auth Wtr Pollutn Ctl Rev
          Ser A (FGIC Insd)...............................  6.500     12/15/12    2,174,080
  1,000   Bordentown, NJ Swr Auth Rev Ser C (MBIA Insd)...  6.800     12/01/25    1,098,990
  1,500   Brick Twp, NJ Muni Util Auth Rev (AMBAC Insd)...  6.500     12/01/12    1,637,670
  2,000   Camden Cnty, NJ Muni Util Auth Swr Rev Cap
          Apprec Ser B (FGIC Insd)........................      *     09/01/14      754,740
  2,500   Camden Cnty, NJ Muni Util Auth Swr Rev Cap
          Apprec Ser B (FGIC Insd)........................      *     09/01/15      883,475
    600   Camden Cnty, NJ Muni Util Auth Swr Rev Rfdg
          (FGIC Insd).....................................  5.125     07/15/17      572,700
  4,095   Camden, NJ (FSA Insd)...........................      *     02/15/11    1,902,906
  2,330   Edgewater, NJ Muni Util Auth Rev Swr Rfdg (MBIA
          Insd)...........................................      *     11/01/12      986,708
    840   Essex Cnty, NJ Impt Auth Lease Jail & Youth
          House Proj (Prerefunded @ 12/01/04) (AMBAC
          Insd)...........................................  6.600     12/01/07      954,820
  3,000   Essex Cnty, NJ Impt Auth Rev Irvington Twp Sch
          Dist (Prerefunded @ 10/01/02) (FSA Insd)........  6.625     10/01/17    3,365,580
  4,875   Hudson Cnty, NJ Ctfs Partn Correctional Fac Rfdg
          (MBIA Insd).....................................  6.600     12/01/21    5,275,189
  2,000   Mercer Cnty, NJ Impt Auth Rev Ewing Brd Edl
          Lease Proj (Prerefunded @ 05/15/02) (MBIA
          Insd)...........................................  6.400     05/15/11    2,211,020
  2,300   Mercer Cnty, NJ Impt Auth Rev Gtd Site &
          Disposal Fac Proj Rfdg..........................      *     04/01/08    1,285,677
  6,500   Mercer Cnty, NJ Impt Auth Rev Gtd Site &
          Disposal Fac Proj Rfdg..........................      *     04/01/10    3,167,645
  7,055   Mercer Cnty, NJ Impt Auth Rev Gtd Site &
          Disposal Fac Proj Rfdg..........................      *     04/01/12    3,024,549
  4,375   Mercer Cnty, NJ Impt Auth Rev Solid Waste Ser A
          Rfdg (FGIC Insd)................................  6.700     04/01/13    4,497,412
  2,500   New Jersey Bldg Auth St Bldg Rev (Prerefunded @
          06/15/99).......................................  6.250     06/15/13    2,666,750
    535   New Jersey Econ Dev Auth Econ Dev Rev Ser F.....  6.600     06/01/12      555,779
    445   New Jersey Econ Dev Auth Econ Dev Rev Ser Y.....  6.600     06/01/12      462,284
  2,000   New Jersey Econ Dev Auth Mkt Transition Fac Rev
          Sr Lien Ser A (MBIA Insd).......................  5.800     07/01/07    2,087,940
  1,000   New Jersey Econ Dev Auth Mkt Transition Fac Rev
          Sr Lien Ser A (MBIA Insd).......................  5.800     07/01/08    1,036,440
  1,500   New Jersey Econ Dev Auth Mkt Transition Fac Rev
          Sr Lien Ser A (MBIA Insd).......................  5.800     07/01/09    1,543,230
    300   New Jersey Econ Dev Auth Pollutn Ctl Rev (AMBAC
          Insd)...........................................  7.100     07/01/15      360,477
 10,000   New Jersey Econ Dev Auth St Contract Econ
          Recovery (Embedded Cap) (MBIA Insd) (b).........  5.900     03/15/21   10,364,700

                                               See Notes to Financial Statements

                                October 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon    Maturity   Market Value
--------------------------------------------------------------------------------------------
          NEW JERSEY (CONTINUED)
$ 4,575   New Jersey Hlthcare Fac Fin Auth Rev Atlantic
          City Med Cent Ser C Rfdg........................  6.800%    07/01/11  $ 4,929,196
    500   New Jersey Hlthcare Fac Fin Auth Rev Christ Hosp
          Group Issue (Connie Lee Insd)...................  7.000     07/01/04      564,350
    250   New Jersey Hlthcare Fac Fin Auth Rev Elizabeth
          Genl Med Cent Ser C.............................  7.375     07/01/15      259,995
  2,200   New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp
          Cent at Passaic (FSA Insd)......................  6.500     07/01/11    2,384,382
  2,000   New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp
          Cent at Passaic (FSA Insd)......................  6.750     07/01/19    2,217,400
  2,000   New Jersey Hlthcare Fac Fin Auth Rev Hackensack
          Med Cent (FGIC Insd)............................  6.625     07/01/11    2,156,260
  2,500   New Jersey Hlthcare Fac Fin Auth Rev Hackensack
          Med Cent (FGIC Insd)............................  6.625     07/01/17    2,695,325
  1,150   New Jersey St...................................  6.800     07/15/06    1,290,806
  4,750   New Jersey St Hsg & Mtg Fin Agy Rev.............  6.600     11/01/14    4,962,705
  4,800   New Jersey St Hwy Auth Garden St Pkwy Genl Rev
          Sr Pkwy.........................................  6.250     01/01/14    5,003,184
  2,000   North Bergen Twp, NJ (FSA Insd).................      *     08/15/09    1,029,580
  2,675   Passaic Vly, NJ Wtr Comm Wtr Supply Rev Cap
          Apprec Ser A (FGIC Insd)........................      *     12/15/09    1,353,416
  2,000   Passaic Vly, NJ Wtr Comm Wtr Supply Rev Cap
          Apprec Ser A (FGIC Insd)........................      *     12/15/10      948,880
  1,000   Paterson, NJ (FSA Insd).........................  6.600     02/15/07    1,094,070
  2,850   Port Auth NY & NJ Cons Ser 78...................  6.500     04/15/11    3,051,780
  2,000   Rockaway Vly, NJ Regl Swr Auth Swr Rev Rfdg
          (MBIA Insd).....................................      *     12/15/09    1,011,900
  1,225   Rutgers St Univ of NJ Ser A Rfdg................  6.500     05/01/18    1,312,171
  2,000   Salem Cnty, NJ Indl Pollutn Ctl Fin Auth Rev Pub
          Svc Elec & Gas Ser D Rfdg (MBIA Insd)...........  6.550     10/01/29    2,178,780
    165   Union City, NJ (FSA Insd).......................  6.375     11/01/10      182,464
  1,500   Union City, NJ (MBIA Insd)......................  6.700     09/01/12    1,654,425
                                                                                ------------
                                                                                 95,856,030
                                                                                ------------
          GUAM  4.1%
  1,000   Guam Arpt Auth Rev Ser B........................  6.700     10/01/23    1,029,990
  1,800   Guam Govt Ltd Oblig Hwy Ser A Rfdg (FSA Insd)...  6.300     05/01/12    1,894,860
  1,500   Guam Govt Ser A.................................  5.625     09/01/02    1,509,465
                                                                                ------------
                                                                                  4,434,315
                                                                                ------------

                                               See Notes to Financial Statements

                                October 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon    Maturity   Market Value
--------------------------------------------------------------------------------------------
          PUERTO RICO  4.7%
$ 1,750   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
          T (Prerefunded @ 07/01/02)......................  6.500%    07/01/22  $  1,951,530
  1,700   Puerto Rico Comwlth Pub Impt (Prerefunded @
          07/01/02).......................................  6.800     07/01/21     1,920,184
  1,000   Puerto Rico Pub Bldgs Auth Rev Gtd Ser K
          (Prerefunded @ 07/01/02)........................  6.875     07/01/21     1,133,240
                                                                                ------------
                                                                                   5,004,954
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS  98.8%
  (Cost $97,113,529) (a)......................................................   105,295,299
SHORT-TERM INVESTMENTS AT AMORTIZED COST  0.2%................................       200,000
OTHER ASSETS IN EXCESS OF LIABILITIES  1.0%...................................     1,037,064
                                                                                ------------
NET ASSETS  100.0%............................................................  $106,532,363
                                                                                ============

*Zero coupon bond

(a) At October 31, 1996, cost for federal income tax purposes is $97,113,529; the aggregate gross unrealized appreciation is $8,198,224 and the aggregate gross unrealized depreciation is $16,454, resulting in net unrealized appreciation of $8,181,770.

(b) An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The price of these securities may be more volatile than the price of a comparable fixed rate security. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares. The derivative instruments are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly.


                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Investments, at Market Value (Cost $97,113,529) (Note 1)................  $105,295,299
Short-Term Investments (Note 1).........................................       200,000
Interest Receivable.....................................................     1,544,892
Unamortized Organizational Expenses (Note 1)............................         2,001
Other...................................................................         1,521
                                                                          ------------
      Total Assets......................................................   107,043,713
                                                                          ------------
LIABILITIES:
Payables:
  Income Distributions--Common and Preferred Shares.....................       107,584
  Custodian Bank........................................................        86,921
  Investment Advisory Fee (Note 2)......................................        58,413
  Administrative Fee (Note 2)...........................................        17,973
  Affiliates (Note 2)...................................................         3,905
Accrued Expenses........................................................       187,098
Deferred Compensation and Retirement Plans (Note 2).....................        49,456
                                                                          ------------
      Total Liabilities.................................................       511,350
                                                                          ------------
NET ASSETS..............................................................  $106,532,363
                                                                          ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000 shares, 800 issued with liquidation preference of $50,000 per share) (Note 4).....  $ 40,000,000
                                                                          ------------
Common Shares ($.01 par value with an unlimited number of shares
  authorized, 3,925,373 shares issued and outstanding)..................        39,254
Paid in Surplus.........................................................    57,511,539
Net Unrealized Appreciation on Securities...............................     8,181,770
Accumulated Undistributed Net Investment Income.........................       748,989
Accumulated Net Realized Gain on Securities.............................        50,811
                                                                          ------------
      Net Assets Applicable to Common Shares............................    66,532,363
                                                                          ------------
NET ASSETS..............................................................  $106,532,363
                                                                          ============
NET ASSET VALUE PER COMMON SHARE ($66,532,363 divided
  by 3,925,373 shares outstanding)......................................  $      16.95
                                                                          ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest..................................................................  $6,237,124
                                                                            ----------
EXPENSES:
Investment Advisory Fee (Note 2)..........................................     689,441
Administrative Fee (Note 2)...............................................     212,136
Preferred Share Maintenance (Note 4)......................................     109,434
Trustees Fees and Expenses (Note 2).......................................      23,712
Legal (Note 2)............................................................       7,320
Amortization of Organizational Expenses (Note 1)..........................       5,010
Other.....................................................................     139,518
                                                                            ----------
    Total Expenses........................................................   1,186,571
                                                                            ----------
NET INVESTMENT INCOME.....................................................  $5,050,553
                                                                            ==========
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Net Realized Gain on Investments..........................................  $   50,811
                                                                            ----------
Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period.................................................   7,916,151
  End of the Period:
    Investments...........................................................   8,181,770
                                                                            ----------
Net Unrealized Appreciation on Securities During the Period...............     265,619
                                                                            ----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES............................  $  316,430
                                                                            ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS................................  $5,366,983
                                                                            ==========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended October 31, 1996 and 1995
--------------------------------------------------------------------------------

                                                     Year Ended
                                                     October 31,      Year Ended
                                                        1996       October 31, 1995
-----------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................    $  5,050,553     $  5,057,664
Net Realized Gain on Securities................          50,811          125,988
Net Unrealized Appreciation on Securities
  During the Period............................         265,619        8,266,543
                                                   ------------     ------------
Change in Net Assets from Operations...........       5,366,983       13,450,195
                                                   ------------     ------------
Distributions from Net Investment Income:
  Common Shares................................      (3,689,685)      (3,626,925)
  Preferred Shares.............................      (1,414,964)      (1,532,046)
                                                   ------------     ------------
                                                     (5,104,649)      (5,158,971)
                                                   ------------     ------------
Distributions from Net Realized Gain
  on Securities (Note 1):
  Common Shares................................         (81,248)             -0-
  Preferred Shares.............................         (35,215)             -0-
                                                   ------------     ------------
                                                       (116,463)             -0-
                                                   ------------     ------------
Total Distributions............................      (5,221,112)      (5,158,971)
                                                   ------------     ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................         145,871        8,291,224
NET ASSETS:
Beginning of the Period........................     106,386,492       98,095,268
                                                   ------------     ------------
End of the Period (Including undistributed net
  investment income of $748,989 and $803,085,
  respectively)................................    $106,532,363     $106,386,492
                                                   ============     ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                               March 27, 1992
                                                                                (Commencement
                                              Year Ended October 31             of Investment
                                       -----------------------------------      Operations) to
                                       1996       1995      1994      1993    October 31, 1992
----------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period (a).....  $16.912    $14.800   $18.181   $14.882             $14.678
                                    -------    -------   -------   -------             -------
  Net Investment Income...........    1.286      1.288     1.286     1.314                .578
  Net Realized and Unrealized
    Gain/Loss on Securities.......     .081      2.138    (3.371)    3.309                .156
                                    -------    -------   -------   -------             -------
Total from Investment
  Operations......................    1.367      3.426    (2.085)    4.623                .734
                                    -------    -------   -------   -------             -------
Less:
  Distributions from Net
    Investment Income:
    Paid to Common Shareholders...     .940       .924      .924      .924                .385
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders......     .360       .390      .292      .278                .145
  Distributions from Net Realized
    Gain on Securities (Note 1):
    Paid to Common Shareholders...     .021        -0-      .061      .092                 -0-
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders......     .009        -0-      .019      .030                 -0-
                                    -------    -------   -------   -------             -------
Total Distributions...............    1.330      1.314     1.296     1.324                .530
                                    -------    -------   -------   -------             -------
Net Asset Value, End of the
  Period..........................  $16.949    $16.912   $14.800   $18.181             $14.882
                                    =======    =======   =======   =======             =======
Market Price Per Share
  at End of the Period............  $15.375    $14.750   $13.125   $16.750             $14.750
Total Investment Return at
  Market Price (b)................   10.91%     19.79%   (16.32%)   20.92%                .83%*
Total Return at Net Asset Value
  (c).............................    6.09%     21.03%   (13.59%)   29.84%               1.62%*
Net Assets at End of the Period
  (In millions)...................   $106.5     $106.4     $98.1    $111.4               $98.4
Ratio of Expenses to Average Net
  Assets Applicable to Common
  Shares..........................    1.80%      1.89%     1.85%     1.80%               1.77%
Ratio of Expenses to Average
  Net Assets......................    1.12%      1.15%     1.15%     1.12%               1.23%
Ratio of Net Investment Income to
  Average Net Assets Applicable to
  Common Shares (d)...............    5.50%      5.63%     5.99%     6.15%               4.83%
Portfolio Turnover................      11%        14%       12%       19%                 28%*

(a) Net asset value at March 27, 1992, is adjusted for common and preferred share offering costs of $.322 per common share.

(b) Total investment return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total return at net asset value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

 *  Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1996
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Trust for Investment Grade New Jersey Municipals (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income taxes and New Jersey gross income taxes, consistent with preservation of capital. The Trust will invest substantially all of its assets in New Jersey municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on March 27, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At October 31, 1996, there were no when issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                                October 31, 1996
--------------------------------------------------------------------------------

D. ORGANIZATIONAL EXPENSES--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization in the amount of $25,000. These costs are being amortized on a straight line basis over the 60 month period ending March 26, 1997. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

    For the year ended October 31, 1996, 99.7% of the income distributions made by the Trust were exempt from federal income taxes. Additionally, during the period, the Trust paid long-term capital gains of $116,463. In January, 1997, the Trust will provide tax information to shareholders for the 1996 calender year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Trust, of which a trustee of the Trust is an affiliated person.

                                October 31, 1996
--------------------------------------------------------------------------------

    For the year ended October 31, 1996, the Trust recognized expenses of approximately $11,900 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

    At October 31, 1996, VKAC owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $11,326,047 and $13,479,084, respectively.

4. PREFERRED SHARES

The Trust has outstanding 800 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is reset through an auction process every 28 days. The rate in effect on October 31, 1996, was 3.459%. During the year ended October 31, 1996, the rates ranged from 3.401% to 4.400%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

5. SUBSEQUENT EVENT

The Trust declared a short-term capital gain distribution of $.00934 per common share to common shareholders of record on December 13, 1996 which will be paid on December 31, 1996.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen American Capital Trust for Investment Grade New Jersey Municipals:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Trust for Investment Grade New Jersey Municipals (the "Trust"), including the portfolio of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Trust for Investment Grade New Jersey Municipals as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
December 4, 1996

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX. 77056

  VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1996
    All rights reserved.

(SM) denotes a service mark of
   Van Kampen American Capital Distributors, Inc.


                          RESULTS OF SHAREHOLDER VOTES

An Annual Meeting of Shareholders of the Trust was held on May 23, 1996, where shareholders voted on the election of trustees and the selection of independent public accountants. With regard to the election of David C. Arch as elected trustee by the common shareholders of the Trust, 2,895,434 shares voted in his favor, 49,078 withheld. With regard to the election of Howard J Kerr as elected trustee by the common shareholders of the Trust, 2,895,434 shares voted in his favor, 49,078 withheld. With regard to the election of Dennis J. McDonnell as elected trustee by the common shareholders of the Trust, 2,895,434 shares voted in his favor, 49,078 withheld. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Trust, 2,904,721 voted in favor, 17,352 voted against and 22,931 abstained.

A Special Meeting of Shareholders of the Trust was held on October 23, 1996, where shareholders voted on a new investment advisory agreement and changes to investment policies. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 2,978,295 shares voted for the proposal, 73,984 voted against and 85,157 abstained. With regard to the approval of certain changes to the Trust's fundamental investment policies with respect to investment in other investment companies, 1,578,187 shares voted for the proposal, 108,365 voted against and 93,445 abstained.